                                                                   EXHIBIT 10.28


                           PEABODY ENERGY CORPORATION

                              EQUITY INCENTIVE PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         1. PURPOSE AND NATURE OF PLAN. The purpose of this Equity Incentive Plan for Non-Employee Directors of Peabody Energy Corporation (the "Plan") is to align the interests of non-employee directors with shareholders through increased stock ownership in Peabody Energy Corporation (the "Company") with the goal of increasing shareholders value, and to provide further incentive to serve as a director of the Company.

         2. DEFINITIONS. The following terms as used in this Plan shall have the meanings ascribed to them below:

            (a) BOARD shall mean the Board of Directors of Peabody Energy Corporation.

            (b) CHANGE IN CONTROL means any one of the following:

                (i) any Person (other than a Person holding securities
            representing 10% or more of the combined voting power of the Company's outstanding securities as of the Effective Date, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company's then-outstanding securities;

                (ii) during any period of twenty-four consecutive months (not including any period prior to the effective date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in clause 2(b)(i), (iii) or (iv) or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least three-fourths (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                                      PEABODY ENERGY CORPORATION
                                EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
================================================================================

                (iii) the consummation of any merger, consolidation, plan of arrangement, reorganization or similar transaction or series of transactions in which the Company is involved, other than such a transaction or series of transactions which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the securities of the Company or such surviving entity (or the parent, if any) outstanding immediately after such transaction(s) in substantially the same proportions as their ownership immediately prior to such transaction(s); or

                (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company into a wholly owned subsidiary.

         As used in herein, "Person" (including a "group"), has the meaning as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (or any successor section thereto).

            (c) ELIGIBLE DIRECTOR shall have the meaning set forth in Section 4.

            (d) FAIR MARKET VALUE of a share of Stock shall mean the fair market value of one share of Stock as of a particular day, which shall be the closing price per share of Stock on the New York Stock Exchange on that day, or, if such day is not a trading day, the last preceding trading day.

            (e) RESTRICTED STOCK is Stock issued under the terms of this Plan subject to the terms and conditions prescribed in Section 6. A holder of Restricted Stock shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock. A holder of Restricted Stock shall be entitled to vote the Restricted Stock during the period of restriction. The Board shall determine whether Restricted Stock is to be delivered to the Eligible Director with an appropriate legend imprinted on the certificate, or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

            (f) STOCK shall mean common stock, $0.01 par value, of the Company.

         3. ADMINISTRATION. The Plan shall be administered by the full Board. Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Board in the administration of the Plan shall be conclusive and binding upon all persons including, without

                                                      PEABODY ENERGY CORPORATION
                                EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
================================================================================

limitation, the Company, its stockholders and Eligible Directors granted options and other benefits under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction, and effect of the Plan shall be determined in accordance with the laws of the State of Delaware.

         4. PARTICIPATION IN THE PLAN. A director of the Company who is not an employee of the Company or any affiliate of the Company on the date an award is granted (an "Eligible Director") shall be eligible to participate in the Plan.

         5. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in
Section 8, an aggregate of 200,000 shares Stock shall be available for issuance under the Plan. The shares of Stock issued under the Plan may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. Shares of Restricted Stock may again become available for the grant under the Plan if such Restricted Stock is forfeited. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full and without compensation therefor, the shares subject to, but not delivered under, such option may again become available for the grant of other options under the Plan.

         6. RESTRICTED STOCK. Each Eligible Director elected or appointed as a director of the Company after April 1, 2001 will be granted shares of Restricted Stock when such Eligible Director is first elected or appointed as a director of the Company. Such Restricted Stock shall be subject to the following terms and conditions:

            (a) VESTING. Such grant of Restricted Stock shall become vested on the third anniversary of the date of grant; provided that all shares of Restricted Stock shall become vested immediately upon a Change in Control.

            (b) FORFEITURE FOR VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE. In the event an Eligible Director voluntarily terminates his or her service with the Board without the consent of the Board, other than on account of permanent disability, or is involuntarily terminated for cause, before the third anniversary of the date of grant of such Restricted Stock, the Eligible Director shall forfeit his or her shares of Restricted Stock that are not vested on the date of such a termination of service on the Board, and such forfeited Restricted Stock shall be returned to the Company.

            (c) INVOLUNTARY TERMINATION, DISABILITY OR DEATH. In the event of the involuntary termination of service of an Eligible Director without cause, voluntary termination of an Eligible Director's service with the consent of the Board, or the death or permanent disability of an Eligible Director, all outstanding shares of Restricted Stock of such holder shall become fully vested immediately.

                                                      PEABODY ENERGY CORPORATION
                                EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
================================================================================

            (d) DELIVERY OF VESTED STOCK. An Eligible Director shall have the right to delivery of a certificate representing shares of Restricted Stock only after such shares have become vested as provided in this Section.

         7. STOCK OPTIONS. Each Eligible Director shall be awarded an option to purchase shares of Stock as of each annual meeting of the Board. In addition, an Eligible Director first elected or appointed as a director on a date other than the annual meeting of the Board shall be awarded an option to purchase shares of Stock when such Eligible Director is first elected or appointed as a director of the Company. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

            (a) PURCHASE PRICE. The purchase price per share of Stock for which each option is exercisable shall be the fair market value per share of Stock on the date the option is granted.

            (b) EXERCISABILITY OF OPTIONS. Each option granted under the Plan generally shall become exercisable in three equal annual installments, commencing on the first anniversary of the date of grant and annually thereafter on subsequent anniversaries of the date of grant, as follows:

                (i) One-third of the shares to which each option relates
            (rounded down to the nearest whole share) may be purchased commencing on the first anniversary of the date of grant;

                (ii) An additional one-third of the shares to which each option relates (rounded down to the nearest whole share), on a cumulative basis, may be purchased commencing on the second anniversary of the date of grant; and

                (iii) The balance of the shares to which each option relates, on a cumulative basis, may be purchased commencing on the third anniversary of the date of grant.

         Notwithstanding the above, all options shall be exercisable immediately upon a Change in Control.

            (c) TERM OF OPTIONS. Each option granted under the Plan shall expire ten years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

            (d) VOLUNTARY TERMINATION OR TERMINATION FOR CAUSE. In the event an Eligible Director voluntarily terminates his or her service with the Board without the

                                                      PEABODY ENERGY CORPORATION
                                EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
================================================================================

         consent of the Board before the third anniversary of the date of grant of such option, or is involuntarily terminated for cause, the Eligible Director shall forfeit his or her options that are not exercisable on the date of such a termination of service on the Board. Such a former director may exercise options granted under this Plan that are exercisable on the date of such a termination of service on the Board no later than ninety days after such a termination of service.

            (e) INVOLUNTARY TERMINATION, DISABILITY OR DEATH. In the event of the involuntary termination of service of an Eligible Director without cause, voluntary termination of an Eligible Director's service with the consent of the Board, or the permanent disability of an Eligible Director, each of the then outstanding options of such holder will continue to become exercisable in accordance with paragraph (c) above and the holder may exercise the exercisable installments at any time within five years after such termination of service but in no event after the expiration date of the term of the option. In the event of the death of the holder of any option while serving on the Board, each of the then outstanding options of such holder shall immediately become exercisable in full and may be exercised by the holder's legal representative at any time within a period of five years after death, but in no event after the expiration date of the term of the option. However, if the holder dies within five years following termination of service on the Board, such option shall be exercisable for two years after the holder's death or five years after termination of service, whichever is longer, or until the expiration date of the term of the option, if earlier.

            (f) PAYMENT. Options may be exercised only upon payment to the Company in full of the purchase price of the shares to be delivered. Such payment shall be made in cash, in Stock beneficially owned by the holder for at least six months before the date of exercise ("Mature Stock") or in a combination of cash and Mature Stock. The sum of the cash and the fair market value of such Mature Stock shall be at least equal to the aggregate price of the shares to be delivered.

         8. ADJUSTMENT UPON CHANGES IN STOCK. If there shall be any change in the Stock subject to the Plan by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure, appropriate adjustments shall be made to the aggregate number and kind of shares of Stock or other securities subject to the Plan, Restricted Stock awards and outstanding option grants, to the purchase price of outstanding options, and to other terms of the Plan or awards, as the Board determines to reflect such changes.

         9. NONTRANSFERABILITY. An Eligible Director may not sell, transfer, pledge or otherwise dispose of or encumber his or her Restricted Stock (other than by will or by the laws of descent and distribution) until after such Restricted Stock becomes vested. Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative; provided, however, options granted under the

                                                      PEABODY ENERGY CORPORATION
                                EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
================================================================================

Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). In the event of the death of a participant, exercise or payment shall be made only:

            (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

            (b) To the extent that the deceased participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section, "Permitted Transferee" shall include (i) one or more members of the participant's family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant's family exceed 80% of all interests. For this purpose, the participant's family shall include only the participant's spouse, children and grandchildren.

         10. BENEFICIARY. An Eligible Director may designate one or more persons (concurrently, contingently or successively) to whom Restricted Stock will be distributed and by whom stock options will be exercisable if the Eligible Director dies before receiving complete payment of such amounts. Any such designation must be made on a form acceptable to the Company for this purpose, will be effective on the date received by the Company and may be revoked by the Eligible Director by a subsequent written designation delivered to the Company while the Eligible Director is alive. If the Eligible Director fails to designate a beneficiary or if no designated beneficiary survives the Eligible Director, then any such benefit shall be transferred to the Eligible Director's estate.

         11. LIMITATION OF RIGHTS.

             (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of Restricted Stock or an option, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Eligible Director has a right to continue as a director for any period of time, or at any particular rate of compensation.

             (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. Except with respect to adjustments upon changes in the Stock as set forth in this Plan, an Eligible Director shall have no rights as a stockholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor.

         12. EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective immediately following approval by the stockholders of the Company. The period during which grants of Restricted Stock and options shall be made under the Plan shall terminate on the day following the tenth anniversary of the meeting or action by written consent of stockholders at

                                                      PEABODY ENERGY CORPORATION
                                EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
================================================================================

which the Plan was approved (unless the Plan is extended or terminated at an earlier date by stockholders) but such termination shall not affect the terms of any then outstanding shares of Restricted Stock or options.

         13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent necessary to comply with or get an exemption from any provision of the Code, including regulations thereunder, or of the Securities Exchange Act of 1934, as amended, approval of the stockholders will be required for any revision or amendment that shall change the selection or eligibility of Eligible Directors to receive Restricted Stock or options under the Plan, the number of shares of Stock subject to any such options or Restricted Stock or the purchase price thereunder, or materially increase the benefits accruing to Eligible Directors under the Plan.

         14. NOTICE. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

         15. USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

         The undersigned hereby certifies that this Peabody Energy Corporation Equity Incentive Plan for Non-Employee Directors was adopted by the Board of Directors of the Company on ______________________, 2001.

                            By:      ____________________________________

                            Title:   ____________________________________

                            Date:    ____________________________________